                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 1999

                       NEW AMERICAN HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                            001-14397                62-1750169
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

109 WESTPARK DRIVE, SUITE 440
BRENTWOOD, TENNESSEE                                         37027
(Address of principal executive offices)                 (Zip Code)

(615) 221-5070
(Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  OTHER EVENTS.

         For the purpose of informing the market, New American Healthcare Corporation (the "Registrant") hereby files the press releases issued on December 9 and December 15, 1999, which are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NEW AMERICAN HEALTHCARE CORPORATION

                                       By: /s/ Timothy S. Hill
                                           -------------------------------------
                                           Senior Vice President
                                           Chief Financial Officer


   Dated: December 20, 1999

                                  EXHIBIT INDEX


      Exhibit No.
      -----------
         99.1        Press Release of the Registrant issued December 9, 1999.

         99.2        Press Release of the Registrant issued December 15, 1999.
